UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 18, 2013

Universal Truckload Services, Inc.

(Exact name of registrant as specified in its charter)

Michigan	0-51142	38-3640097
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12755 E. Nine Mile Road, Warren, Michigan

(Address of principal executive offices)

48089

(Zip Code)

(586) 920-0100

(Registrant’s telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K is filed by Universal Truckload Services, Inc., a Michigan corporation, in connection with the matters described herein.

Item 8.01	Other Events

On June 18, 2013, we issued a press release announcing our intent to offer senior secured notes due 2025 in a private placement, subject to market and other conditions. We intend to use the net proceeds from such private placement of the senior secured notes for general corporate purposes, including the refinancing of existing debt. A copy of our press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

The following documents are attached as exhibits to this Current Report on Form 8-K:

Exhibit Number	Description
99.1	Press Release, dated June 18, 2013, of Universal Truckload Services, Inc. entitled “Universal Truckload Services, Inc. Announces Offering of Senior Secured Notes.”

“Safe Harbor” Statement Under the Private Securities Litigation Reform Act of 1995: This current report and the press release incorporated by reference herein contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include, but are not limited to, statements related to the offering of the senior secured notes and the anticipated use of proceeds therefrom. These forward-looking statements involve known and unknown risks, uncertainties and other factors discussed in the Company’s filings with the Securities and Exchange Commission (the “SEC”). Any forward-looking statements speak only as of the date of the press release and, except to the extent required by applicable securities laws, the Company expressly disclaims any obligation to update or revise any of them to reflect actual results, any changes in expectations or any change in events. If the Company does update one or more forward-looking statements, no inference should be drawn that it will make additional updates with respect to those or other forward-looking statements. For additional information concerning risks, uncertainties and other factors that may cause actual results to differ from those anticipated in the forward-looking statements, and risks to the Company’s business in general, please refer to the Company’s SEC filings, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2012 and its Quarterly Report on Form 10-Q for the quarter ended March 30, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UNIVERSAL TRUCKLOAD SERVICES, INC.

Date: June 18, 2013	/s/ David A. Crittenden
David A. Crittenden
Chief Financial Officer

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